SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)  September 30, 1996


                      GLENBOROUGH REALTY TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)


      Maryland               33-83506            94-3211970
   (State or other          (Commission         (IRS Employer
   Jurisdiction of         File Number)         I.D. Number)
   incorporation)

        400 South El Camino Real, Ste. 1100, San Mateo, California 94402
                     Address of principal executive offices


Registrant's Telephone number, including area code:   (415) 343-9300

                                       N/A
          (Former name or former address, if changes since last report)


                   This form 8-K contains a total of 24 pages.

                              No Exhibits Required

 Item 5.     Other Events

             On October 25, 1996, the Registrant made available additional ownership and operating information concerning the Registrant, Glenborough
Realty Trust Incorporated, and the properties owned or managed by it as of September 30, 1996, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing.

Item 7.      Financial Statements and Exhibits

             Financial Statements:

                                  None

             Exhibits:

                                                   Page Number in
Exhibit No.  Description                             This Filing

     99      Supplemental Information as                  3
             of September 30, 1996







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          GLENBOROUGH REALTY TRUST INCORPORATED



Date:   October 25, 1996                  By:    /s/ Andrew Batinovich
                                               -------------------------
                                               Andrew Batinovich
                                               Executive Vice President,
                                               Chief Financial Officer and
                                               Chief Operating Officer
                                               (Principal Financial Officer)

                      GLENBOROUGH REALTY TRUST INCORPORATED

                            SUPPLEMENTAL INFORMATION






                                Table of Contents



                                                                          PAGE
Real Estate Portfolio......................................................4
Real Estate Portfolio Controlled by Associated Companies...................5
Additions and Deletions to Portfolios During Period........................7
Debt Summary...............................................................9
Corporate Operating Summary...............................................10
Office Portfolio..........................................................12
Industrial Portfolio    ..................................................15
Retail Portfolio..........................................................18
Hotel Portfolio...........................................................21
Multi-family Portfolio....................................................22
Combined Operating Results................................................23
Glossary of Terms.........................................................24



                                          GLENBOROUGH REALTY TRUST INCORPORATED
                                                  REAL ESTATE PORTFOLIO
                                                   September 30, 1996


--------------------------------------------------------------------------------
-----------------------------------------
             PROPERTY                                   LOCATION
       SQ. FEET          % OCCUPIED
--------------------------------------------------------------------------------
-----------------------------------------
OFFICE PORTFOLIO
4500 Plaza                                         Salt Lake City     UT
          69,975                  100%
Regency Westpointe                                 Omaha              NB
          36,107                  100%
Bond Street                                        Farmington Hill    MI
          40,595                   95%
University Club Tower                              St. Louis          MO
         275,469                   88%

         -------                  ----
     Total Office Square Footage/Average % Occupied
         422,146                   91%

INDUSTRIAL PORTFOLIO
Benicia Industrial Park                            Benicia            CA
         156,800                  100%
Case Equipment Corp.                               Kansas City        KS
         199,750                  100%
Case Equipment Corp.                               Memphis            TN
         205,594                  100%
Navistar International Trans. Corp.                W. Chicago         IL
         474,426                  100%
Navistar International Trans. Corp.                Baltimore          MD
         274,000                  100%
Park 100 - Building 42                             Indianapolis       IN
          37,200                  100%
Park 100 - Building 46                             Indianapolis       IN
         102,400                  100%
SeaTac II (1)                                      Seattle            WA
          41,657                  100%

         -------                  ----
     Total Industrial Square Footage/Average % Occupied
       1,491,827                  100%

RETAIL PORTFOLIO
Atlanta Auto Center                                College Park       GA
           7,920                   66%
Atlanta Auto Center                                Marietta           GA
          10,670                  100%
Atlanta Auto Center                                Norcross           GA
          10,920                  100%
Atlanta Auto Center                                Roswell            GA
           5,720                   76%
Atlanta Auto Center                                Smyrna             GA
           9,440                   59%
Atlanta Auto Center                                Snellville         GA
          10,080                  100%
Park Center (1)                                    Santa Ana          CA
          73,500                  100%
QuikTrip #688                                      Granite City       IL
           3,200                  100%
QuikTrip #722                                      Lithonia           GA
           3,200                  100%
QuikTrip #718                                      Norcross           GA
           3,200                  100%
QuikTrip #711                                      Fulton             GA
           3,200                  100%
QuikTrip #75R                                      Tulsa              OK
           3,200                  100%
QuikTrip #738                                      Mableton           GA
           3,200                  100%
QuikTrip #712                                      Atlanta            GA
           3,200                  100%
QuikTrip #698                                      Godfrey            IL
           3,200                  100%
QuikTrip #691                                      Madison            IL
           3,200                  100%
QuikTrip #609                                      St. Louis          MO
           3,200                  100%
Shannon Crossing                                   Atlanta            GA
          64,039                   96%
Westwood Plaza                                     Tampa              FL
          92,464                   90%

         -------                  ----
     Total Retail Square Footage/Average % Occupied
         316,753                   93%

HOTEL PORTFOLIO
      # of Rooms                YTD Occ
Country Suites By Carlson                          Arlington          TX
             132                   71%
Country Suites By Carlson (1)                      Irving             TX
              90                   77%
Country Suites By Carlson                          Ontario            CA
             120                   69%
Country Suites By Carlson                          Tucson             AZ
             157                   78%
Country Inn by Carlson                             San Antonio        TX
              64                   48%

         -------                  ----
     Total Hotel Rooms/YTD Occupancy
             563                   73%

MULTI-FAMILY PORTFOLIO
      # of Units             % Occupied
Summer Breeze                                      No. Hollywood      CA
             104                   92%

         -------                  ----
     Total Multi-Family Units/ Average % Occupied
             104                   92%

                             Principal
MORTGAGES RECEIVABLE
                              Balance
Hovpark                                            Eatontown          NJ
                          $   7,563,000
Laurel Cranford                                    Arleta             CA
                                512,000

                              ---------
     Total Mortgages Receivable
                          $   8,075,000


(1) The company holds a participating first mortgage interest in the property. In accordance with GAAP, GRTI accounts for the property as though it holds fee title.


                                          GLENBOROUGH REALTY TRUST INCORPORATED
                                   PORTFOLIO CONTROLLED BY THE ASSOCIATED
COMPANIES (1)
                                                    September 30, 1996



--------------------------------------------------------------------------------
------------------------------------------
             PROPERTY                                   LOCATION
 # OF ROOMS/UNITS             YTD OCC.
--------------------------------------------------------------------------------
------------------------------------------

OFFICE PORTFOLIO
Rosemead Springs Bus Ctr                         El Monte               CA
           129,503                    11%
Civic Center II                                  Rancho Cucamonga       CA
            17,857                    58%
Gateway Professional Ctr                         Sacramento             CA
            50,556                    96%
Park Plaza                                       Sacramento             CA
            67,688                    74%
Carnegie Business Ctr I                          San Bernardino         CA
            62,506                    87%
Carnegie Business Ctr II                         San Bernardino         CA
            50,804                    65%
Lakeside Tower                                   San Bernardino         CA
           112,649                    77%
One Carnegie Plaza                               San Bernardino         CA
           102,693                    87%
Two Carnegie Plaza                               San Bernardino         CA
            68,925                    83%
One Parkside                                     San Bernardino         CA
            70,069                    92%
One Vanderbilt Way                               San Bernardino         CA
            73,809                    64%
Two Vanderbilt Way                               San Bernardino         CA
            69,094                    25%
Santa Fe                                         San Bernardino         CA
            36,288                   100%
Inland Regional Center                           San Bernardino         CA
            81,079                   100%
Bristol Medical Center                           Santa Ana              CA
            52,311                    85%
Montrose Office Park                             Rockville              MD
           186,385                    75%
Director's Plaza I                               Memphis                TN
           128,610                    77%
Poplar Towers                                    Memphis                TN
           100,901                    93%
Bluemound Commerce Centre                        Brookfield             WI
            48,113                    70%

         ---------                   ----
     Total Office Square Footage/Average % Occupied
         1,509,840                    73%



INDUSTRIAL PORTFOLIO
San Sevaine Business Park                        Mira Loma              CA
           172,057                    43%
Rancon Centre Ontario                            Ontario                CA
           245,000                   100%
SkyPark Airport Parking                          San Bruno              CA
           216,780                   100%
Carroll Vista                                    San Diego              CA
           107,579                   100%
Wakefield Engineering Bldg.                      Temecula               CA
            44,200                   100%
28720 Via Montezuma                              Temecula               CA
            24,402                     0%
Bryant Lake Phase I & II                         Eden Prairie           MN
            80,057                   100%
Bryant Lake Phase III                            Eden Prairie           MN
            91,732                   100%
Black Satchel                                    Charlotte              NC
           228,800                    90%
NorthPark Business Park                          Charlotte              NC
           319,960                    86%
The Commons at Great Valley                      Malvern                PA
           200,000                   100%
Totem Valley Business Center                     Kirkland               WA
           121,645                    97%

         ---------                   ----
     Total Industrial Square Footage/Average % Occupied
         1,852,212                    90%


RETAIL PORTFOLIO
Mountain View Plaza                              Mojave                 CA
            57,456                    79%
Promo Retail Center                              San Bernardino         CA
            66,265                    97%
Service Retail Center                            San Bernardino         CA
            20,780                   100%
Holiday Spa Health Club                          San Bernardino         CA
            25,000                   100%
Aztec Village Center                             San Diego              CA
            23,789                    38%
Silver Creek Plaza                               San Jose               CA
            71,005                    79%
RCC Auto Center                                  Temecula               CA
            25,761                    91%
Town & Country Center                            Arlington Heights      IL
           323,591                    94%
San Mar Plaza                                    San Marcos             TX
            96,206                    86%

         ---------                   ----
     Total Retail Square Footage/Average % Occupied
           709,853                    89%



(1) Operating results and leasing statistics for these properties are not included in the following tables.

                                          GLENBOROUGH REALTY TRUST INCORPORATED
                                   PORTFOLIO CONTROLLED BY THE ASSOCIATED
COMPANIES (1)
                                                    September 30, 1996


--------------------------------------------------------------------------------
------------------------------------------
             PROPERTY                                   LOCATION
 # OF ROOMS/UNITS             YTD OCC.
--------------------------------------------------------------------------------
------------------------------------------

HOTEL PORTFOLIO
Country Suites By Carlson                        Tempe                  AZ
               139                    84%
Country Suites By Carlson                        Memphis                TN
               121                    73%
Condominium Resort Hotel                         Galveston              TX
               276                    74%
Condominium Resort Hotel                         Port Aransas           TX
                86                    42%

             -----                   ----
     Total Hotel Rooms/YTD Occupancy
               622                    72%

MULTI-FAMILY PORTFOLIO
                                % Occupied
Green Meadows                                    Davis                  CA
               120                    87%
Huntington Breakers                              Huntington Beach       CA
               342                    94%
Villa La Jolla                                   La Jolla               CA
               385                    98%
La Jolla Canyon Apts.                            San Diego              CA
               157                    99%
Pacific Bay Club                                 San Diego              CA
               159                    97%
Shadowridge Woodbend                             Vista                  CA
               240                    94%
Promontory Point                                 Henderson              NV
               180                    96%
Lake Mead Estates                                Las Vegas              NV
               160                    83%

             -----                   ----
     Total Multi-Family Units/Average % Occupied
             1,743                    94%

LAND PORTFOLIO
             Acres
Lake Elsinore Square (Retail)                    Lake Elsinore          CA
             24.79
Mountain View Plaza (Retail)                     Mojave                 CA
              8.99
Perris - 4th Avenue (Comm./Retail)               Perris                 CA
             17.67
Perris - Ethanac Road (Comm./Retail)             Perris                 CA
             23.76
Perris - Nuevo Road (Comm./Retail)               Perris                 CA
             60.41
Rancon Center Ontario (Industrial)               Ontario                CA
             33.76
Rancon Center (Office)                           Rancho Cucamonga       CA
              1.80
Rancon Center (Retail)                           Rancho Cucamonga       CA
              5.98
Rancon Commerce Center (Industrial)              Temecula               CA
             15.52
Rancon Towne Village (Retail)                    Temecula               CA
             11.97
Tippecanoe (Commercial)                          San Bernardino         CA
              8.79
Tri-City Corporate Center (Office/Retail)        San Bernardino         CA
             70.33

            ------
     Total Land Acres
            283.77


(1) Operating results and leasing statistics for these properties are not included in the following tables.



                                          GLENBOROUGH REALTY TRUST INCORPORATED
                                   ADDITIONS AND DELETIONS TO PORTFOLIOS DURING
PERIOD
                                                    September 30, 1996

--------------------------------------------------------------------------------
------------------------------------------
             PROPERTY                                   LOCATION
    TYPE                  SIZE
--------------------------------------------------------------------------------
------------------------------------------


Glenborough Realty Trust Incorporated
Additions:
     Kash n' Karry (Westwood Plaza)              Tampa                  FL
    Retail            31,095 sq. ft.
     University Club Tower                       St. Louis              MO
    Office           275,469 sq. ft.
     Bond Street Building                        Farmington Hill        MI
    Office            40,595 sq. ft.
     Country Inn by Carlson                      San Antonio            TX
    Hotel                 64 rooms


Associated Companies
Deletions:
     University Club Tower                       St. Louis              MO
    See above
     Bond Street Building                        Farmington Hills       MI
    See above
     Executive Plaza                             Memphis                TN
    Office           147,695 sq. ft.




                                          GLENBOROUGH REALTY TRUST INCORPORATED
                                    PORTFOLIO ACQUISITION COMPLETED AFTER
QUARTER END


--------------------------------------------------------------------------------
-------------------------------------------
                       PROPERTY                                       LOCATION
                        SQ. FEET
--------------------------------------------------------------------------------
-------------------------------------------
OFFICE PORTFOLIO
Warner Village Medical Center                         Fountain Valley
    CA                      32,272
One Professional Square                               Omaha
    NE                      34,162
Globe Building                                        Mercer Island
    WA                      24,779

                           -------
      Total Office Square Footage
                            91,213

INDUSTRIAL PORTFOLIO
Hoover Industrial                                     Mesa
    AZ                      57,441
Rancho Bernardo R & D Center                          Rancho Bernardo
    CA                      52,865
Pinewood Industrial (formerly Mercantile III)         Arlington
    TX                      46,060
Walnut Creek Business Center                          Austin
    TX                     100,000
Mercantile I                                          Dallas
    TX                     236,110
Quaker Industrial (formerly Mercantile II)            Dallas
    TX                      42,083

                           -------
      Total Industrial Square Footage
                           534,559

RETAIL PORTFOLIO
Auburn North                                          Auburn
    WA                     158,596

                           -------
      Total Retail Square Footage
                           158,596

MULTI-FAMILY PORTFOLIO
Sahara Gardens                                        Las Vegas
    NV                     277,056
Villas de Mission                                     Las Vegas
    NV                     192,370

                           -------
      Total Multi-Family Square Footage
                           469,426



This portfolio was acquired from a diversified partnership subsequent to quarter end. Therefore, operating results and leasing statistics are not included in the following tables. They will be included in the fourth quarter report.


                                          GLENBOROUGH REALTY TRUST INCORPORATED
                                                       DEBT SUMMARY
                                                 As of September 30, 1996

                                 Maturity

                                   From
                                                      Debt         Interest
   Interest         Maturity      9/30/96
Loan Type               Property                     Balance         Rate
     Type             Date        (Years)
----------       ---------------------------       -------------   ---------
  ----------      -----------   -----------
Secured Mortgage Loan                              $  19,815,620      7.57%
    Fixed            1/1/06          9.26
   Retail        Shannon Crossing
                 Westwood Plaza

   Industrial    Benicia
                 Navistar

   Office        Regency Westpointe

   Hotels        Country Suites- Arlington
                 Country Suites- Ontario
                 Country Suites- Tucson

Bank Line of Credit                                   22,280,000      7.94%
LIBOR + 2.375%        7/15/98          1.78
                                                       6,722,000      8.75%
PRIME + 0.50%         7/15/98          1.78
   Retail        Park Center

   Industrial    Atlanta Auto Centers
                 Park 100 - Bldgs. 42 & 46
                 SeaTac II
                 J.I. Case - Memphis
                 J.I. Case - Kansas City

   Office        University Club Tower


   Hotel         Country Suites - Irving

   Notes Receivable
                 Hovpark/Eatontown

Term Loan                                              6,120,000      7.94%
LIBOR + 2.375%        7/15/98          1.78
   Retail        10 Quick Trip properties

Other Secured Mortgage                                 2,626,255      7.75%
    Fixed            1/1/06          9.26
   Multi-Family
                 Summer Breeze

Insurance Company                                        980,621      8.00%
    Fixed            9/1/05          8.93
   Office        4500 Plaza
                                                    -------------    ------
Total Debt/Weighted Interest Rate                  $  58,544,496      7.90%




                                                                 Relative
Percentage Of     Weighted Average Rate
Debt Type                                                               All Debt
-------------------------------
----------------------      --------------------
All Debt                                                                100.00%
                    7.90%
All Floating Rate Debt                                                   59.99%
(1)                 8.10%
Floating Rate Debt Capped                                                 0.00%
                    0.00%
Floating Rate Debt Not Capped                                            59.99%
(1)                 8.10%
All Fixed Rate Debt                                                      40.01%
                    7.61%

(1) Floating Rate Debt was reduced by 6,722,000 on October 8, 1996 with proceeds from the offering


                      GLENBOROUGH REALTY TRUST INCORPORATED
                           CORPORATE OPERATING SUMMARY
                               September 30, 1996


               For the Period:
1995(1)

----------------------------------------------------------------
                                                   1st          2nd
3rd         4th         Year to
                                                 Quarter      Quarter
Quarter     Quarter        Date
--------------------------------------------------------------------------------
---------------------------------
OPERATING RESULTS
--------------------------------------------------------------------------------
---------------------------------
Net Income before Minority Interest          $ 1,361,000   $ 1,241,000   $
1,200,000   $   276,000  $  4,078,000


Plus:
  Depreciation and amortization                   903,000       968,000
954,000       829,000     3,654,000
  Loss Provisions                                      --            --
   --      863,000       863,000
  Adjustment to reflect FFO of
     Associated Companies                         191,000       247,000
369,000       237,000     1,044,000
                                              -----------   -----------
----------   -----------   -----------
Funds from operations (FFO)                     2,455,000     2,456,000
2,523,000     2,205,000     9,639,000
Plus:
  Amortization of deferred financing fees          43,000        43,000
43,000        43,000       172,000
  Principal receipts on mortgage loans             25,000        25,000
25,000        25,000       100,000
Less:
  Capital reserve                                 239,000       239,000
239,000       239,000       956,000
  Capital expenditures                                 --            --
  --            --            --
  Principal amortization reserve                   94,000        94,000
94,000        94,000       376,000
                                              -----------   -----------
----------   -----------   -----------
  Funds available for distribution (FAD)      $ 2,190,000   $ 2,191,000  $
2,258,000   $ 1,940,000  $  8,579,000
EBIDA (including G & A expenses)
    Same property                             $ 2,871,000   $ 2,814,000  $
2,758,000   $ 2,602,000  $ 11,045,000
  Growth from same period prior year                  N/A           N/A
 N/A           N/A           N/A
    Combined Total                            $ 2,956,000   $ 2,900,000  $
2,846,000   $ 2,660,000  $ 11,362,000
  Growth from same period prior year                  N/A           N/A
 N/A           N/A           N/A

Net Income excluding consolidation costs        1,267,000     1,156,000
1,103,000       271,000     3,796,000
Net Income (loss) including consolidation
  costs                                         1,267,000     1,156,000
1,103,000       271,000     3,796,000

               For the Period:                                             1996


----------------------------------------------------------------
                                                 1st            2nd
3rd          4th         Year to
                                               Quarter        Quarter
Quarter      Quarter        Date
--------------------------------------------------------------------------------
---------------------------------
OPERATING RESULTS

--------------------------------------------------------------------------------
---------------------------------
Net Income before Minority Interest         $ 1,354,000    $  1,393,000   $
1,259,000                $ 4,006,000


Plus:

  Depreciation and amortization                 897,000         862,000
934,000                  2,693,000
  Loss Provisions                                  --              --
 --                         --
  Adjustment to reflect FFO of

     Associated Companies                       284,000         311,000
251,000                    846,000
                                            -----------     -----------
----------  -----------  -----------
Funds from operations (FFO)                   2,535,000       2,566,000
2,444,000                  7,545,000
Plus:

  Amortization of deferred financing fees        36,000          36,000
69,000                    141,000
  Principal receipts on mortgage loans           14,000           5,000
3,000                     22,000
Less:

  Capital reserve                               185,000          71,000
(229,000)                    27,000
  Capital expenditures                           54,000         168,000
477,000                    699,000
  Principal amortization reserve                 86,000         125,000
210,000                    421,000
                                            -----------     -----------
----------  -----------   -----------
  Funds available for distribution (FAD)    $ 2,260,000     $ 2,243,000   $
2,058,000                $ 6,561,000
EBIDA (including G & A expenses)

    Same property                           $ 2,888,000     $ 2,907,000   $
2,824,000                $ 8,619,000
  Growth from same period prior year               0.6%            3.3%
 2.4%                       2.1%
    Combined Total                          $ 2,973,000     $ 2,954,000   $
3,318,000                $ 9,245,000
  Growth from same period prior year               0.6%            1.9%(2)
16.6%                       6.2%


Net Income excluding consolidation costs      1,253,000       1,572,000
1,003,000                  3,828,000
Net Income (loss) including consolidation

  costs                                      (5,984,000)      1,572,000
1,003,000                 (3,409,000)


(1) Results for 1995  represent pro forma  information
(2) Reflects sale of All American Self Storage facilities


                      GLENBOROUGH REALTY TRUST INCORPORATED
                           CORPORATE OPERATING SUMMARY
                               September 30, 1996


                 For the Period:
1995(1)

----------------------------------------------------------------
                                                    1st          2nd
3rd          4th        Year to
                                                  Quarter      Quarter
Quarter      Quarter        Date
--------------------------------------------------------------------------------
-------------------- ------------
  FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
-------------------- ------------
Weighted average shares outstanding              5,753,709     5,753,709
5,753,709     5,753,709    5,753,709
Fully converted weighted average shares

  outstanding(2)                                 6,296,042     6,296,042
6,296,042     6,296,042    6,296,042
FFO per share                                         0.39          0.39
 0.40          0.35         1.53
FAD per share                                         0.35          0.35
 0.36          0.31         1.36
Net Income per share excluding

  Consolidation Costs                                 0.22          0.20
 0.19          0.05         0.66
Net Income (loss) per share including

  Consolidation Costs                                 0.22          0.20
 0.19          0.05         0.66


FFO Multiplier (Price/FFO)                             N/A           N/A
  N/A           N/A         9.80
Debt Coverage Ratio                                   3.76          3.69
 3.62          3.39         3.62
Interest Coverage Ratio                               4.27          4.20
 4.11          3.84         4.11


Total Dividends                                  1,888,813     1,888,813
1,888,813     1,888,813    7,555,250
Dividend per share                                    0.30          0.30
 0.30          0.30         1.20
Dividend payout ratio (FFO)                          76.9%         76.9%
74.9%         85.7%        78.4%
Dividend payout ratio (FAD)                          86.2%         86.2%
83.6%         97.4%        88.1%


Total notes and mortgages payable
                      33,685,232
Total market capitalization(2)

  Increase from same period prior year
                             N/A


Debt/Total Market Capitalization Ratio
                           26.3%


Shares outstanding (at end of period)
                       5,753,709
  Fully converted shares outstanding (at end of period)(2)
                       6,296,042


  Price per share on last trading day of the period
                             N/A

                 For the Period:
 1996

----------------------------------------------------------------
                                                    1st          2nd
3rd          4th        Year to
                                                  Quarter      Quarter
Quarter      Quarter        Date
--------------------------------------------------------------------------------
--------------------------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------
Weighted average shares outstanding              5,753,709     5,761,209
5,778,545                  5,763,742
Fully converted weighted average shares
  outstanding(2)                                 6,296,042     6,303,542
6,342,206                  6,314,606
FFO per share                                         0.40          0.41
 0.39                       1.20
FAD per share                                         0.36          0.36
 0.32                       1.04
Net Income per share excluding
  Consolidation Costs                                 0.22          0.27
 0.17                       0.66
Net Income (loss) per share including
  Consolidation Costs                                (1.04)         0.27
 0.17                      (0.60)

FFO Multiplier (Price/FFO)                            8.75          8.61
 8.89                       8.67
Debt Coverage Ratio                                   3.85          3.75
 2.48                       3.19
Interest Coverage Ratio                               4.33          4.46
 2.95                       3.74

Total Dividends                                  1,888,813     1,893,313
1,906,313                  5,683,939
Dividend per share                                    0.30          0.30
 0.30                       0.90
Dividend payout ratio (FFO)                          75.0%         73.2%
76.9%                      75.0%
Dividend payout ratio (FAD)                          83.3%         83.3%
93.8%                      86.5%

Total notes and mortgages payable               33,616,327    32,730,344
58,544,496                 58,544,496
Total market capitalization(2)                  21,760,915   121,873,812
147,073,129                147,073,129
  Increase from same period prior year                 N/A           N/A
  N/A                        N/A

Debt/Total Market Capitalization Ratio               27.6%         26.9%
39.8%                      39.8%

Shares outstanding (at end of period)            5,753,709     5,768,709
5,788,709                  5,788,709
  Fully converted shares outstanding
     (at end of period)(2)                       6,296,042     6,311,042
6,380,442                  6,380,442


  Price per share on last trading day
     of the period                                  14.000        14.125
13.875                     13.875



(1)  Results for 1995 represent pro forma information.
(2)  Includes minority interest in UPREIT Partnership.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                               September 30, 1996

                 For the Period:
1995

----------------------------------------------------------------
                                                   1st          2nd
3rd          4th        Year to
                                                 Quarter      Quarter
Quarter      Quarter        Date
--------------------------------------------------------------------------------
---------------------------------
OPERATING RESULTS
--------------------------------------------------------------------------------
---------------------------------
Same Property
   Revenue                                    $    286,448  $   306,825  $
336,796   $   350,071  $ 1,280,140
   Operating expenses                              133,081      149,959
141,053       175,202      599,295
   NOI                                             153,367      156,866
195,743       174,869      680,845
   Growth from same period prior year                  N/A          N/A
 N/A           N/A          N/A

Combined Total
   Revenue                                     $   286,448  $   306,825  $
336,796   $   350,071  $ 1,280,140
   Operating expenses                              133,081      149,959
141,053       175,202      599,295
   NOI                                             153,367      156,866
195,743       174,869      680,845
   Growth from same period prior year                  N/A          N/A
 N/A           N/A          N/A

Capital expenditures                                    --       39,949
33,220         8,800       81,969
Weighted average leaseable square feet             106,076      106,076
106,076       106,076      106,076
Capital expenditures per leaseable sq. ft.              --         0.38
0.31          0.08         0.77
--------------------------------------------------------------------------------
--------------------------------
OCCUPANCY STATUS
--------------------------------------------------------------------------------
--------------------------------
Physical occupancy                                   92.3%        98.7%
97.3%         97.3%        97.3%
Economic occupancy                                   87.6%        89.6%
92.0%         92.9%        92.9%

Average base rent per occupied sq. ft.               11.57        11.26
11.65         11.91        11.91
Increase from same period prior year                   N/A          N/A
 N/A           N/A          N/A
--------------------------------------------------------------------------------
--------------------------------
LEASING PRODUCTION: NEW
--------------------------------------------------------------------------------
--------------------------------
Square footage leased                                   --        5,154
2,858           --         8,012
Rental dollars                                          --       79,887
38,269           --       118,156
Average base rent per square foot                       --        15.50
13.39           --         14.75

Concessions                                             --           --
  --           --            --
Concessions per square foot leased                      --           --
  --           --            --

Tenant improvements (TI) committed                      --       33,079
1,037           --        34,116
TI committed per square foot leased                     --         6.42
0.36           --          4.26
TI spent                                               128       33,320
  39           --        33,487

Capitalized leasing commissions (CLC)
   committed                                            --        4,793
5,218           --        10,011
CLC committed per square foot leased                    --         0.93
1.83           --          1.25
CLC spent                                               --        5,592
10,810           --        16,402

CLC and TI committed per sq. ft. leased                 --         7.35
2.19           --          5.51

                 For the Period:                                            1996

----------------------------------------------------------------
                                                 1st          2nd          3rd
        4th        Year to
                                               Quarter      Quarter
Quarter      Quarter        Date
--------------------------------------------------------------------------------
------------------------------
OPERATING RESULTS
--------------------------------------------------------------------------------
------------------------------
   Revenue                                  $   357,683   $   360,891    $
368,776               $  1,087,350
   Operating expenses                           163,457       138,638
170,097                    472,192
   NOI                                          194,226       222,253
198,679                    615,158
   Growth from same period prior year             26.6%         41.7%
1.5%                      21.6%

Combined Total
   Revenue                                  $   357,683   $   360,891  $
1,196,821               $  1,915,395
   Operating expenses                           163,457       138,638
575,865                    877,960
   NOI                                          194,226       222,253
620,956                  1,037,435
   Growth from same period prior year             26.6%         41.7%
217.2%(1)                  105.0%

Capital expenditures                                 --         2,904
39,047                     41,951
Weighted average leaseable square feet          106,076       106,076
338,346                    183,499
Capital expenditures per leaseable sq. ft.           --          0.03
0.12                       0.23
--------------------------------------------------------- ------------
------------ ------------- ------------
OCCUPANCY STATUS
--------------------------------------------------------- ------------
------------ ------------- ------------
Physical occupancy                                98.0%        100.0%
91.4%                      91.4%
Economic occupancy                                96.8%         97.3%
89.1%                      89.1%

Average base rent per occupied sq. ft.            13.07         12.95
13.19                      13.19
Increase from same period prior year              13.0%         15.0%
13.2%                      13.2%


                                 Page 12 of 24

                 For the Period:                                            1996

----------------------------------------------------------------
                                                 1st          2nd          3rd
        4th        Year to
                                               Quarter      Quarter
Quarter      Quarter        Date
--------------------------------------------------------- ------------
------------ ------------- ------------
LEASING PRODUCTION: NEW
--------------------------------------------------------- ------------
------------ ------------- ------------
Square footage leased                                --         1,004
9,173                    10,177
Rental dollars                                       --        17,042
151,354                   168,396
Average base rent per square foot                    --         16.97
16.50                     16.55

Concessions                                          --            --
--                         --
Concessions per square foot leased                   --            --
--                         --

Tenant improvements (TI) committed                   --         4,700
86,689                    91,389
TI committed per square foot leased                  --          4.68
9.45                      8.98
TI spent                                             --         1,377
167,789                   169,166

Capitalized leasing commissions (CLC)
   committed                                         --         3,111
11,376                    14,487
CLC committed per square foot leased                 --          3.10
1.24                      1.42
CLC spent                                            --            --
27,141                    27,141

CLC and TI committed per sq. ft. leased              --          7.78
10.69                     10.40

(1)  Reflects acquisition of University Club Tower and The Bond Street Building

                     GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                               September 30, 1996

                 For the Period:                                            1995

----------------------------------------------------------------
                                                  1st          2nd          3rd
         4th         Year to
                                                 Quarter      Quarter
Quarter      Quarter        Date
--------------------------------------------------------------------------------
-----------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
--------------------------------------------------------------------------------
-----------------------------------
Square footage leased                                3,105          --
 --        53,349         56,454
Rental dollars                                      37,415          --
 --       765,044        802,459
Average base rent                                    12.05          --
 --         14.34          14.21
   Percent increase in effective rents from
     renewal                                           N/A         N/A
N/A           N/A          11.6%

Concessions                                             --          --
 --         4,647          4,647
Concessions per square foot leased                      --          --
 --          0.09           0.08

Tenant improvements (TI) committed                      --          --
 --       404,750        404,750
TI committed per square foot leased                     --          --
 --          7.59           7.17
TI spent                                                --      12,593
 --       260,467        273,060

Capitalized leasing commissions (CLC)
   committed                                            --          --
 --            --             --
CLC committed per square foot leased                    --          --
 --            --             --
CLC spent                                               --          --
 --            --             --

CLC and TI committed per sq. ft. leased                 --          --
 --          7.59           7.17

                 For the Period:                                            1996

----------------------------------------------------------------
                                                   1st         2nd
3rd          4th        Year to
                                                  Quarter     Quarter
Quarter      Quarter        Date
--------------------------------------------------------------------------------
---------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
--------------------------------------------------------------------------------
---------------------------------
Square footage leased                                 3,348        3,249
9,085                     15,682
Rental dollars                                       45,198       54,397
152,363(1)                 251,958
Average base rent                                     13.50        16.74
16.77                      16.07
   Percent increase in effective rents from
     renewal                                          40.6%        11.9%
 2.9%                      18.5%

Concessions                                              --           --
   --                         --
Concessions per square foot leased                       --           --
   --                         --

Tenant improvements (TI) committed                    4,403       21,079
41,824                     67,306
TI committed per square foot leased                    1.32         6.49
 4.60                       4.29
TI spent                                                 --        2,751
10,079                     12,830

Capitalized leasing commissions (CLC)
   committed                                             --           --
   --                         --
CLC committed per square foot leased                     --           --
   --                         --
CLC spent                                                --           --
   --                         --

CLC and TI committed per sq. ft. leased                1.32         6.49
 4.60                       4.29

(1)  Reflects acquisition of University Club Tower and The Bond Street Building

--------------------------------------------------------------------------------
-----------
LEASE EXPIRATION SCHEDULE        1996        1997        1998         1999
    2000


--------------------------------------------------------------------------------
-----------
Annual Base Rent Expiring       496,152     976,728    1,251,588    1,125,852
  467,244
Percent of Total Annual Rent       8.7%       17.2%        22.0%        19.8%
     8.2%

Square Footage Expiring          35,079      65,152       76,027       70,381
   26,817
Percent of Square Footage          8.8%       16.4%        19.2%        17.8%
     6.8%

----------------------------------------------------------------- ------------
------------
LEASE EXPIRATION SCHEDULE          2001      2002       2003         2004
 2005 &

Thereafter
----------------------------------------------------------------- ------------
------------
Annual Base Rent Expiring        587,760        --     124,272          --
 649,368
Percent of Total Annual Rent       10.3%        --        2.2%          --
   11.6%

Square Footage Expiring           33,970        --       7,204          --
  81,800
Percent of Square Footage           8.6%        --        1.8%          --
   20.6%

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                               September 30, 1996

                For the Period:
1995

----------------------------------------------------------------
                                                    1st          2nd
3rd         4th         Year to
                                                  Quarter      Quarter
Quarter     Quarter        Date
--------------------------------------------------------------------------------
-----------------------------------
  OPERATING RESULTS
--------------------------------------------------------------------------------
-----------------------------------
Same Property
  Revenue                                     $    880,083  $    879,394 $
878,821  $   900,295  $  3,538,592
  Operating expenses                               137,525       119,301
97,884      143,590       498,300
  NOI                                              742,558       760,092
780,937      756,705     3,040,292
  Growth from same period prior year                   N/A           N/A
   NA          N/A           N/A

Combined Total
  Revenue                                     $  1,024,641  $  1,032,671 $
1,029,510  $ 1,045,911 $   4,132,733
  Operating expenses                               196,687       186,522
160,019      231,478       774,706
  NOI                                              827,954       846,149
869,491      814,433     3,358,027
  Growth from same period prior year                   N/A           N/A
  N/A          N/A           N/A

Capital expenditures                                14,994         3,780
152,715       71,620       232,234
Weighted average leaseable square feet           1,595,827     1,595,827
1,595,827    1,595,827     1,595,827
Capital expenditures per leaseable sq. ft.            0.01          0.00
 0.10         0.04          0.15
--------------------------------------------------------------------------------
---------------------------------
OCCUPANCY STATUS
--------------------------------------------------------------------------------
---------------------------------
Physical occupancy                                   99.2%         97.2%
99.4%        99.3%         99.3%
Economic occupancy                                   97.9%         97.9%
98.1%        98.2%         98.2%

Average base rent per occupied sq. ft.                2.51          2.51
 2.51         2.52          2.52
Increase from same period prior year                   N/A           N/A
  N/A          N/A           N/A
--------------------------------------------------------------------------------
---------------------------------
LEASING PRODUCTION:  NEW
--------------------------------------------------------------------------------
---------------------------------
Square footage leased                                1,200            --
   --           --         1,200
Rental dollars                                       6,600            --
   --           --         6,600
Average base rent per square foot                     5.50            --
   --           --          5.50

Concessions                                             --            --
   --           --            --
Concessions per square foot leased                      --            --
   --           --            --

Tenant improvements (TI) committed                      --            --
   --           --            --
TI committed per square foot leased                     --            --
   --           --            --
TI spent                                                --            --
  759           --           759

Capitalized leasing commissions (CLC)
  committed                                            792            --
   --           --           792
CLC committed per square foot leased                  0.66            --
   --           --          0.66
CLC spent                                              396            --
   --           --           396

CLC and TI committed per sq. ft. leased               0.66            --
   --           --          0.66

                For the Period:
1996

----------------------------------------------------------------
                                                     1st          2nd
3rd         4th         Year to
                                                   Quarter      Quarter
Quarter     Quarter        Date
--------------------------------------------------------------------------------
----------------------------------
  OPERATING RESULTS
--------------------------------------------------------------------------------
----------------------------------
Same Property
  Revenue                                      $    850,378  $   875,598  $
909,590                 $  2,635,566
  Operating expenses                                132,645       103,605
144,775                      381,025
  NOI                                               717,733       771,993
764,815                    2,254,541
  Growth from same period prior year                 -3.3%          1.6%
-2.1%                        -1.3%

Combined Total
  Revenue                                      $  1,005,970  $    979,760 $
914,904                 $  2,900,634
  Operating expenses                                203,030       160,565
146,544                      510,139
  NOI                                               802,940       819,195
768,360                    2,390,495
  Growth from same period prior year                  -3.0%         -3.2%
-11.6%(1)                     -6.0%

Capital expenditures                                     --            --
19,046                       19,046
Weighted average leaseable square feet            1,589,027     1,491,827
1,491,827                    1,524,227
Capital expenditures per leaseable sq. ft.               --            --
0.01                         0.01
--------------------------------------------------------------------------------
----------------------------------
OCCUPANCY STATUS
--------------------------------------------------------------------------------
----------------------------------
Physical occupancy                                    99.5%        100.0%
100.0%                     100.0%
Economic occupancy                                    96.2%         98.0%
 99.8%                      99.8%

Average base rent per occupied sq. ft.                 2.46          2.37
  2.37                      2.37
Increase from same period prior year                  -2.1%         -5.8%
 -5.7%                     -5.7%



                                 Page 15 of 24


                For the Period:
1996

----------------------------------------------------------------
                                                     1st          2nd
3rd         4th         Year to
                                                   Quarter      Quarter
Quarter     Quarter        Date
--------------------------------------------------------------------------------
----------------------------------
LEASING PRODUCTION:  NEW
--------------------------------------------------------------------------------
----------------------------------
Square footage leased                                 1,200            --
    --                      1,200
Rental dollars                                        7,800            --
    --                      7,800
Average base rent per square foot                      6.50            --
    --                       6.50

Concessions                                             650            --
    --                        650
Concessions per square foot leased                     0.54            --
    --                       0.54

Tenant improvements (TI) committed                      600            --
    --                        600
TI committed per square foot leased                    0.50            --
    --                       0.50
TI spent                                                 --            --
 2,716                      2,716

Capitalized leasing commissions (CLC)
  committed                                             936            --
    --                        936
CLC committed per square foot leased                   0.78            --
    --                       0.78
CLC spent                                                --         1,649
    --                      1,649

CLC and TI committed per sq. ft. leased                1.28            --
    --                       1.28

(1)  Reflects sale of the All American Self Storage facilities

                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                               September 30, 1996

                 For the Period:
1995

----------------------------------------------------------------
                                                    1st          2nd
3rd         4th         Year to
                                                  Quarter      Quarter
Quarter     Quarter        Date
--------------------------------------------------------------------------------
-----------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
--------------------------------------------------------------------------------
-----------------------------------
Square footage leased                                85,023       2,400
48,400        4,500       140,323
Rental dollars                                      567,001      14,040
44,640       14,040       639,721
Average base rent                                      6.67        5.85
0.92         3.12          4.56
    Percent Increase in effective rates from
      renewal                                           N/A         N/A
 N/A          N/A        11.4%

Concessions                                              --          --
  --           --            --
Concessions per square foot leased                       --          --
  --           --            --

Tenant improvements (TI) committed                      900          --
  --       24,000        24,900
TI committed per square foot leased                    0.01          --
  --         5.33          0.18
TI spent                                             12,465          --
  --           --        12,465

Capitalized leasing commissions (CLC)
  committed                                             540       1,404
  --           --         1,944
CLC committed per square foot leased                   0.01        0.59
  --           --          0.01
CLC spent                                             1,320       1,969
 333        1,404         5,026

CLC and TI committed per sq. ft. leased                0.02        0.59
  --         5.33          0.19

                 For the Period:
1996

----------------------------------------------------------------
                                                  1st          2nd          3rd
        4th         Year to
                                                Quarter      Quarter
Quarter     Quarter        Date
--------------------------------------------------------------------------------
-------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
--------------------------------------------------------------------------------
-------------------------------
Square footage leased                             52,800         3,000
12,000                    67,800
Rental dollars                                   180,324        20,700
44,640                   245,664
Average base rent                                   3.42          6.90
3.72                      3.62
    Percent Increase in effective rates from
      renewal                                       4.5%         -0.4%
0.0%                      1.4%

Concessions                                           --         3,350
 --                     3,350
Concessions per square foot leased                    --          0.06
 --                      0.06

Tenant improvements (TI) committed                 2,085         6,000
 --                     8,085
TI committed per square foot leased                 0.04          2.00
 --                      0.12
TI spent                                           6,533         9,286
16,791                    32,610

Capitalized leasing commissions (CLC)
  committed                                        1,833         2,804
 --                     4,637
CLC committed per square foot leased                0.03          0.93
 --                      0.07
CLC spent                                          1,994         8,019
1,464                    11,477

CLC and TI committed per sq. ft. leased             0.07          2.93
 --                      0.19

--------------------------------------------------------------------------------
-----------------
LEASE EXPIRATION SCHEDULE           1996        1997         1998         1999
        2000


---------------------------------------------------------
---------------------------------------
  Annual Base Rent Expiring       168,036       78,672      221,844
86,916       162,840
  Percent of Total Annual Rent       4.7%         2.2%         6.2%
2.4%          4.5%

  Square Footage Expiring          50,200       13,800       63,400
14,400        49,200
  Percent of Square Footage          3.4%         0.9%         4.2%
1.0%          3.3%

--------------------------------------------------------------------------------
----------------
LEASE EXPIRATION SCHEDULE            2001       2002         2003         2004
      2005 &

    Thereafter
---------------------------------------------------------
--------------------------------------
  Annual Base Rent Expiring        276,000        --           --
2,594,388         --
  Percent of Total Annual Rent        7.7%        --           --
72.3%         --

  Square Footage Expiring           44,657        --           --
1,256,170         --
  Percent of Square Footage           3.0%        --           --
84.2%         --

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                               September 30, 1996

                 For the Period:
1995

----------------------------------------------------------------
                                                    1st          2nd
3rd         4th            Year to
                                                  Quarter      Quarter
Quarter     Quarter           Date
--------------------------------------------------------------------------------
----------------------------------
OPERATING RESULTS
--------------------------------------------------------------------------------
----------------------------------
Same Property
  Revenue                                      $    835,454  $   869,420  $
834,013  $   826,905  $  3,365,792
  Operating expenses                                179,589      205,261
173,178      255,638       813,666
  NOI                                               655,865      664,159
660,835      571,267     2,552,126
  Growth from same period prior year                    N/A          N/A
  N/A          N/A           N/A

Combined Total
  Revenue                                      $    835,454  $   869,420 $
834,013  $   826,905  $  3,365,792
  Operating expenses                                179,589      205,261
173,178      255,638       813,666
  NOI                                               655,865      664,159
660,835      571,267     2,552,126
  Growth from same period prior year                   N/A           N/A
  N/A          N/A           N/A

Capital expenditures (excludes TI and CLC)              --        12,117
54,908           --        67,025
Weighted average leaseable square feet             284,638       284,638
284,638      284,638       284,638
Capital expenditures per leaseable sq. ft.              --          0.04
 0.19           --          0.24
--------------------------------------------------------------------------------
---------------------------------
OCCUPANCY STATUS
--------------------------------------------------------------------------------
---------------------------------
Physical occupancy (at end of period)                94.5%          95.6%
94.7%        95.3%         95.3%
Economic occupancy (at end of period)                93.8%          94.7%
94.4%        94.3%         94.3%

Average base rent per occupied sq. ft.               10.70         10.82
10.90        10.80         10.80
Increase from same period prior year                   N/A           N/A
  N/A          N/A           N/A
--------------------------------------------------------------------------------
---------------------------------
LEASING PRODUCTION: NEW
--------------------------------------------------------------------------------
---------------------------------
Square footage leased                                8,736         4,650
2,682        2,250        18,318
Rental dollars                                      84,269        50,562
32,921       27,090       194,842
Average base rent per square foot                     9.65         10.87
12.27        12.04         10.64

Concessions                                          1,575         5,442
11,460        5,950        24,427
Concessions per square foot leased                    0.18          1.17
 4.27         2.64          1.33

Tenant improvements (TI) committed                   8,721         8,800
16,738           --        34,259
TI committed per square foot leased                   1.00          1.89
 6.24           --          1.87
TI spent                                                --         2,000
51,276           --        53,276

Capitalized leasing commissions (CLC)
  committed                                          1,900        12,930
6,864        6,750        28,444
CLC committed per square ft. leased                   0.22          2.78
 2.56         3.00          1.55
CLC spent                                           14,137         8,083
10,900        3,780        36,900

CLC and TI committed per sq. ft. leased               1.22          4.67
 8.80         3.00          3.42

                 For the Period:
 1996

----------------------------------------------------------------
                                                   1st          2nd
3rd         4th         Year to
                                                   Quarter      Quarter
Quarter     Quarter        Date
--------------------------------------------------------------------------------
----------------------------------
OPERATING RESULTS
--------------------------------------------------------------------------------
----------------------------------
Same Property
  Revenue                                      $    826,483  $    831,779   $
826,781               $  2,485,043
  Operating expenses                                229,194       187,219
222,311                    638,724
  NOI                                               597,289       644,560
604,470                  1,846,320
  Growth from same period prior year                  -8.9%         -3.0%
 -8.5%                      -6.8%

Combined Total
  Revenue                                      $    826,483   $   831,779   $
853,905              $   2,512,167
  Operating expenses                                229,194       187,219
222,311                    638,724
  NOI                                               597,289       644,560
631,594                  1,873,443
  Growth from same period prior year                  -8.9%         -3.0%
 -4.4%                      -5.4%

Capital expenditures (excludes TI and CLC)               --         9,832
 2,265                     12,097
Weighted average leaseable square feet              285,658       285,658
305,719                    292,345
Capital expenditures per leaseable sq. ft.               --          0.03
  0.01                       0.04
--------------------------------------------------------------------------------
----------------------------------
OCCUPANCY STATUS
--------------------------------------------------------------------------------
----------------------------------
Physical occupancy (at end of period)                  92.1%         92.1%
  93.4%                     93.4%
Economic occupancy (at end of period)                  96.2%         94.1%
  92.1%                     92.1%

Average base rent per occupied sq. ft.                11.29         11.27
  10.14                     10.14
Increase from same period prior year                   5.5%          4.1%
  -7.0%(1)                  -7.0%



                                 Page 18 of 24


                 For the Period:
 1996

----------------------------------------------------------------
                                                   1st          2nd
3rd         4th         Year to
                                                   Quarter      Quarter
Quarter     Quarter        Date
----------------------------------------------- ------------- ------------
------------ ------------ -------------
LEASING PRODUCTION: NEW
----------------------------------------------- ------------- ------------
------------ ------------ -------------
Square footage leased                                 2,520         5,150
 4,068                     11,738
Rental dollars                                       26,438        58,835
50,596                    135,869
Average base rent per square foot                     10.49         11.42
 12.44                      11.58

Concessions                                           1,020         5,538
 9,358                     15,916
Concessions per square foot leased                     0.40          1.08
  2.30                       1.36

Tenant improvements (TI) committed                       --         4,000
 9,972                     13,972
TI committed per square foot leased                      --          0.78
  2.45                       1.19
TI spent                                                 --            --
 4,213                      4,213

Capitalized leasing commissions (CLC)
  committed                                              --         7,350
14,335                     21,685
CLC committed per square ft. leased                      --          1.43
  3.52                       1.85
CLC spent                                             6,228         3,675
17,205                     27,108

CLC and TI committed per sq. ft. leased                  --          2.20
  5.98                       3.04

(1) Average base rents declined due to the purchase of the grocery store anchor at Westwood Plaza Shopping Center which has lower rents per square foot.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                               September 30, 1996

                 For the Period:
1995

----------------------------------------------------------------
                                                    1st          2nd
3rd         4th        Year to
                                                  Quarter      Quarter
Quarter     Quarter        Date
--------------------------------------------------------------------------------
-----------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
--------------------------------------------------------------------------------
-----------------------------------
Square footage leased                               2,534         7,520
2,663        2,259       14,976
Rental dollars                                     24,969        84,568
34,037       21,658      165,232
Average base rent per square foot                    9.85         11.25
12.78         9.59        11.03
  Percent increase in effective rents from

     renewal                                          N/A           N/A
 N/A          N/A        3.7%

Concessions                                            --            --
  --        1,360        1,360
Concessions per square foot leased                     --            --
  --         0.60         0.09

Tenant improvements (TI) committed                     --            --
7,000        3,210       10,210
TI committed per square foot leased                    --            --
2.63         1.42         0.68
TI spent                                               --         7,316
  --           --        7,316

Capitalized leasing commissions (CLC)
  committed                                             --           --
  --           --           --
CLC committed per square foot leased                    --           --
  --           --           --
  CLC spent                                             --        1,000
  --           --        1,000

  CLC and TI committed per sq. ft. leased               --           --
2.63         1.42         0.68

                 For the Period:
1996

----------------------------------------------------------------
                                                   1st          2nd
3rd         4th         Year to
                                                 Quarter      Quarter
Quarter     Quarter        Date
--------------------------------------------------------------------------------
------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
--------------------------------------------------------------------------------
------------------------------
Square footage leased                               --         3,300
12,338                     15,638
Rental dollars                                      --        36,770
123,699                    160,469
Average base rent per square foot                   --         11.14
10.03                      10.26
  Percent increase in effective rents from

     renewal                                        --         11.0%
-2.7%(1)                    2.8%

Concessions                                         --         1,922
10,000                     11,922
Concessions per square foot leased                  --          0.58
0.81                       0.76

Tenant improvements (TI) committed                  --        13,960
66,288                     80,248
TI committed per square foot leased                 --          4.23
5.37                       5.13
TI spent                                         3,210            --
20,000                     23,210

Capitalized leasing commissions (CLC)
  committed                                         --            --
--                          --
CLC committed per square foot leased                --            --
--                          --
  CLC spent                                         --            --
--                          --

  CLC and TI committed per sq. ft. leased           --          4.23
5.37                       5.13

(1) Reflects moving expense concessions paid to relocate tenants to accommodate expansion of the grocery store anchor at Westwood Plaza Shopping Center.

--------------------------------------------------------------------------------
-------------------
LEASE EXPIRATION SCHEDULE           1996          1997         1998
1999         2000
--------------------------------------------------------------------------------
-------------------
Annual Base Rent Expiring          120,924       200,496       252,696
350,988       329,604
Percent of Total Annual Rent          3.5%          5.7%          7.2%
10.1%          9.4%

Square Footage Expiring              9,873        18,329        23,733
30,872        29,125
Percent of Square Footage             3.2%          5.9%          7.6%
9.9%          9.3%

--------------------------------------------------------------------------------
------------------
LEASE EXPIRATION SCHEDULE            2001         2002        2003
2004         2005 &

        Thereafter
--------------------------------------------------------------------------------
------------------
Annual Base Rent Expiring          439,944           --          --
253,824      1,543,855
Percent of Total Annual Rent         12.6%           --          --
7.3%          44.2%

Square Footage Expiring             53,368           --          --
62,856         79,095
Percent of Square Footage            18.7%           --          --
20.1%          25.3%

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                 HOTEL PORTFOLIO
                               September 30, 1996

                 For the Period:
1995

----------------------------------------------------------------
                                                    1st          2nd
3rd         4th         Year to
                                                  Quarter      Quarter
Quarter     Quarter        Date
--------------------------------------------------------------------------------
--------------------------------
OPERATING RESULTS
--------------------------------------------------------------------------------
--------------------------------
Same Property
  Revenue (1)                                 $    953,426   $ 1,025,352  $
983,562 $   971,932  $  3,934,272
  Operating expenses(2)                            391,425       451,269
412,546      462,807     1,718,047
  NOI                                              562,001       574,083
571,016      509,125     2,216,225
  Growth from same period prior year                   N/A           N/A
  N/A          N/A           N/A

Combined Total
  Revenue                                   $    953,426  $  1,025,352  $
983,562  $   971,932  $  3,934,272
  Operating expenses                               391,425       451,269
412,546      462,807     1,718,047
  NOI                                              562,001       574,083
571,016      509,125     2,216,225
  Growth from same period prior year                   N/A           N/A
  N/A          N/A           N/A

Capital expenditures                               160,561       168,218
106,013      210,783       645,575
Weighted average rooms owned                           499           499
  499          499           499
Capital expenditures per room                          322           337
  212          422         1,294
---------------------------------------------- ------------- ------------
------------ ------------ ------------
OCCUPANCY STATUS
---------------------------------------------- ------------- ------------
------------ ------------ ------------
Total room revenue                               2,095,890     2,122,385
1,848,661    1,837,410    7,904,346
Physical occupancy                                   76.4%         76.4%
69.4%        69.4%        72.9%

Average daily rate per occupied room                $61.12        $61.17
$58.03       $57.63       $59.56
Increase from same period prior year                   N/A           N/A
  N/A          N/A          N/A

Revenue per available room (REVPAR)                 $46.67        $46.74
$40.27       $40.02       $43.40
Increase from same period prior year                   N/A           N/A
  N/A          N/A          N/A

                 For the Period:
1996

----------------------------------------------------------------
                                                   1st          2nd
3rd         4th         Year to
                                                 Quarter      Quarter
Quarter     Quarter        Date
--------------------------------------------------------------------------------
--------------------------------
OPERATING RESULTS
--------------------------------------------------------------------------------
--------------------------------
Same Property
  Revenue (1)                                $  1,205,115   $ 1,091,190  $
1,019,501               $  3,315,806
  Operating expenses(2)                           424,675       386,341
413,942                  1,224,958
  NOI                                             780,440       704,849
605,559                  2,090,848
  Growth from same period prior year                38.9%         22.8%
6.0%                      22.5%

Combined Total
  Revenue                                    $  1,205,115   $ 1,091,190  $
1,071,501               $  3,367,806
  Operating expenses                              424,675       386,341
421,371                  1,232,387
  NOI                                             780,440       704,849
650,130                  2,135,419
  Growth from same period prior year                38.9%         22.8%
13.9%                      25.1%

Capital expenditures                               18,558        98,551
137,496                    254,605
Weighted average rooms owned                          499           499
 540                        513
Capital expenditures per room                          37           197
 254                        497

--------------------------------------------- ------------- ------------
------------ ------------ -------------
OCCUPANCY STATUS
--------------------------------------------- ------------- ------------
------------ ------------ -------------
Total room revenue                              2,402,872     2,149,709
2,128,553                  6,681,134
Physical occupancy                                  77.9%         73.2%
68.2%                      73.0%

Average daily rate per occupied room               $67.90        $64.68
$62.96                     $65.22
Increase from same period prior year                11.1%          5.7%
8.5%                       9.5%

Revenue per available room (REVPAR)                $52.92        $47.34
$42.94                     $47.59
Increase from same period prior year                13.4%          1.3%
6.6%                       9.7%

(1) At December 31, 1995 revenue includes $2,184,734 of lease payments from three hotels which GRTI owns and leases to GHG. Revenue also includes $1,749,538 of operating revenue from one hotel. The company holds a participating first mortgage interest in this hotel and in accordance with GAAP, GRTI accounts for the property as though it held fee title. At September 30, 1996 revenue includes $575,111 of lease payments from four hotels and $496,390 of operating revenues from one hotel.
(2) Operating expenses paid by lessor for the four leased hotels include taxes and property insurance; all other expenses paid by lessee.

                      GLENBOROUGH REALTY TRUST INCORPORATED
                             MULTI-FAMILY PORTFOLIO
                               September 30, 1996

                 For the Period:
1995

----------------------------------------------------------------
                                                   1st          2nd
3rd         4th         Year to
                                                  Quarter      Quarter
Quarter     Quarter        Date
--------------------------------------------------------------------------------
--------------------------------
OPERATING RESULTS
--------------------------------------------------------------------------------
--------------------------------
Same Property
  Revenue                                     $    193,031  $   200,732  $
197,120  $   191,181   $  782,064
  Operating expenses                               102,542      112,177
110,967      122,352      448,038
  NOI                                               90,489       88,555
86,153       68,829      334,026
  Growth from same period prior year                   N/A          N/A
 N/A          N/A          N/A

Combined Total
  Revenue                                     $    193,031  $   200,732  $
197,120  $   191,181  $   782,064
  Operating expenses                               102,542      112,177
110,967      122,352      448,038
  NOI                                               90,489       88,555
86,153       68,829      334,026
  Growth from same period prior year                   N/A          N/A
 N/A          N/A          N/A

Capital expenditures                                19,650        2,559
  --        2,006       24,215
Weighted average apartment units owned                 104          104
 104          104          104
Capital expenditures per apartment unit                189           25
  --           19          233
--------------------------------------------------------------------------------
--------------------------------
OCCUPANCY STATUS
--------------------------------------------------------------------------------
--------------------------------
Physical occupancy (at end of period)                96.0%         94.0%
93.0%        93.0%        93.0%
Economic occupancy (at end of period)                91.7%         91.7%
91.4%        91.2%        91.2%


Average base rent per occupied unit                    639           645
  648          639         639
Increase from same period prior year                   N/A           N/A
  N/A          N/A         N/A

Apartment turnover rate                               8.7%         19.2%
13.5%        12.5%       53.8%

                 For the Period:                                            1996

----------------------------------------------------------------
                                                 1st          2nd          3rd
       4th         Year to
                                               Quarter      Quarter
Quarter     Quarter        Date
--------------------------------------------------------------------------------
------------------------------
OPERATING RESULTS
--------------------------------------------------------------------------------
------------------------------
Same Property
  Revenue                                  $   193,911   $   186,164  $
204,427                 $  584,502
  Operating expenses                            91,312        95,593
79,276                    266,181
  NOI                                          102,599        90,571
125,151                    318,321
  Growth from same period prior year             13.4%          2.3%
45.3%                      20.0%

Combined Total
   Revenue                                 $   193,911   $   186,164  $
204,427                 $  584,502
   Operating expenses                           91,312        95,593
79,276                    266,181
   NOI                                         102,599        90,571
125,151                    318,321
   Growth from same period prior year            13.4%          2.3%
45.3%                      20.0%

Capital expenditures                            17,500        29,900
9,538                     56,938
Weighted average apartment units owned             104           104
104                        104
Capital expenditures per apartment unit            168           288
92                        547
--------------------------------------------------------------------------------
------------------------------
OCCUPANCY STATUS
--------------------------------------------------------------------------------
------------------------------
Physical occupancy (at end of period)             89.4%         96.2%
92.3%                      92.3%
Economic occupancy (at end of period)             88.8%         89.2%
94.9%                      94.9%

Average base rent per occupied unit                 654           656
660                        660
Increase from same period prior year               2.3%          1.7%
1.9%                       1.9%

Apartment turnover rate                           15.0%          8.7%
9.6%                      33.3%

                      GLENBOROUGH REALTY TRUST INCORPORATED
                        RECONCILIATION OF PROPERTY INCOME
                               September 30, 1996

--------------------------------------------------------------------------------
----------------------------------------------------
                        OFFICE      INDUSTRIAL     RETAIL         HOTEL
MULTI-        PROPERTY    ELIMINATING       TOTAL

FAMILY         TOTAL       ENTRIES(1)     REPORTED
--------------------------------------------------------------------------------
----------------------------------------------------
Revenue              1,196,821       914,904       853,905      1,071,501
204,427       4,241,558             --     4,241,558

Operating Expenses     575,865       146,544       222,311        421,371
79,276       1,445,367       (110,693)    1,334,674

NOI                    620,956       768,360       631,594        650,130
125,151       2,796,191       (110,693)    2,906,884

(1) Eliminating entry represents internal market level property management fees included in operating expenses to provide comparison to industry performance.

                COMBINED RETAIL, INDUSTRIAL AND OFFICE PORTFOLIOS

--------------------------------------------- ------------- ------------
------------ ------------
LEASE EXPIRATION SCHEDULE            1996          1997         1998
1999         2000


--------------------------------------------- ------------- ------------
------------ ------------
Annual Base Rent Expiring            785,112    1,255,896      1,726,128
1,563,756       959,688
Percent of Total Annual Rent           6.20%        9.80%         13.50%
12.30%         7.50%

Square Footage expiring               95,152       97,281        163,160
115,653       105,142
Percent of Square Footage              4.30%        4.50%          7.40%
5.30%         4.80%

                COMBINED RETAIL, INDUSTRIAL AND OFFICE PORTFOLIOS

--------------------------------------------- ------------ -------------
------------ ------------
LEASE EXPIRATION SCHEDULE            2001         2002          2003
2004        2005 &

       Thereafter
--------------------------------------------- ------------ -------------
------------ ------------
Annual Base Rent Expiring          1,303,704         --        124,272
2,848,212    2,193,223
Percent of Total Annual Rent          10.20%         --          1.00%
22.30%       17.20%

Square Footage expiring              136,995         --          7,204
1,319,026      160,895
Percent of Square Footage              6.20%         --          0.30%
59.90%        7.30%




CONTRIBUTION TO NOI
[GRAPHIC OMITTED]
(Graphic of pie chart by property type showing percentage contributed to NOI)


CONTRIBUTION TO REVENUE
[GRAPHIC OMITTED]
(Graphic of pie chart by property type showing percentage contributed to revenue)


                                                                GLENBOROUGH
REALTY TRUST INCORPORATED

GLOSSARY OF TERMS


                 TERM
DEFINITION
---------------------------------------
--------------------------------------------------------------------------------
------
Acquisitions                              The capitalized cost of properties
acquired during the period indicated.
Associated Companies                      The REIT owns 100% of the non-voting
preferred stock of three real
                                          estate companies:  Glenborough
Corporation, Glenborough Inland
                                          Realty Corporation and Glenborough
Hotel Group.
Average Base Rent Per                     Base rent charged to tenants divided
by occupied square feet or number
Occupied Square Foot (Unit)               of units.  Rental revenue used is on
an annual basis.
Capital Expenditures                      Recurring, non-revenue producing
purchases of building improvements
                                          and equipment, excluding Tenant
Improvements and Leasing
                                          Commissions.  This caption does not
include purchases of land,
                                          buildings, and equipment that will
produce revenue for the Company,
                                          such as property acquisitions and
construction of rentable structures.
Capitalized Leasing                       Commissions paid for obtaining a
lease which have been capitalized and
Commissions (CLC)                         are to be amortized over the lease
term.
CLC Committed                             Capitalized leasing commissions which
have been committed as a part
                                          of entering into a lease agreement.
CLC Spent                                 The portion of committed, capitalized
leasing commissions which have
                                          been spent by the Company.
Combined Total                            All properties owned in the current
year.
Concessions                               Relief or reduction of rent charges
for a specified period, negotiated and
                                          committed to as a part of entering
into a lease agreement.
Controlled Partnerships                   A group of partnerships for which one
of the Associated Companies
                                          provides some or all of the following
services:  asset management,
                                          property management, general partner
services, development services.
Debt Coverage Ratio                       EBIDA divided by debt service.
Debt Service                              Interest expense plus principal
reductions of debt, excluding repayments
                                          on lines of credit.
Dividend Payout Ratio                     The percentage of pro forma FFO or
FAD that will be paid in dividends
                                          to the shareholders of Glenborough
Realty Trust Incorporated.
Dividend Per Share                        The dividends to be paid to each
shareholder of Glenborough Realty
                                          Trust Incorporated.
EBIDA                                     Earnings before interest,
depreciation and amortization.
Economic Occupancy                        Gross potential rent divided by base
rental revenue collected.
Effective Rents                           Annualized rents net of concessions.
FFO Multiplier                            Stock price per share divided by
annualized year-to-date FFO per share.
FFO Per Share                             FFO divided by the weighted average
shares outstanding during the
                                          period.
Funds Available For                       Funds Available for Distribution
represents Funds from Operations plus
Distribution (FAD)                        amortization of deferred financing
fees and recurring principal receipts
                                          from mortgage loans, less reserves
for leasing commissions, capital
                                          expenditures (excluding property
acquisitions) and debt principal
                                          amortization.
Funds From Operations (FFO)               Funds from Operations means income
(loss) from operations before
                                          minority interests and extraordinary
items plus depreciation and
                                          amortization and unrealized loss
provisions plus an adjustment to reflect
                                          the Company's share of FFO of the
Associated Companies.
Interest Coverage Ratio                   EBIDA divided by interest on debt.
Leasing Production                        Information related to lease
agreements entered into during the period
                                          including square footage leased,
rental dollars (specifically defined
                                          below), concessions, tenant
improvements, and capitalized leasing
                                          commissions.
Net Asset Value                           The net total of the Appraised Values
of the properties plus the net value
                                          of the non-real estate assets and
liabilities as of the date of the
                                          Consolidation.
Net Operating Income (NOI)                Revenues less Operating Expenses (as
defined herein).
Operating Expenses                        Total operating expenses (as reported
by the Company to the SEC in its
                                          periodic filings) less depreciation
and amortization.  This amount does
                                          not include other income and expenses
such as interest and gains or
                                          losses on sales of assets.
Percent Debt to Total Market              Total notes and mortgages payable
divided by the sum of total notes and
Capitalization                            mortgages payable plus the total
market value of all shares and units
                                          outstanding at the date of
calculation.
Percent Increase in Effective             Percentage change in effective base
rents from renewal as compared to
Rents From Renewal                        effective base rents as of the date
indicated.
Physical Occupancy                        Total square feet (units) rented
divided by net rentable square feet
                                          (units) on the date indicated.
Renewal or Re-Lease                       Leases that have been renewed by
current tenants or leased space that
                                          has been re-leased by new tenants.
Rental Dollars (Leasing                   Total annualized revenues to be
earned per year during the term of the
Production)                               lease from renewed or re-leased space
before concessions, TIs and
                                          leasing commissions.
Same Property                             Properties owned in the current year
which were also owned during the
                                          same period of the prior year.  If a
property is sold during the quarter,
                                          data for prior periods and the
current quarter are deleted for
                                          comparability.
Tenant Improvements (TI)                  A capital expense used to improve the
physical space occupied by an
                                          existing or new (re-leasing) tenant.
Tenant improvements are amortized
                                          over the term of the lease.
TI Committed                              Tenant improvements which have been
committed as a part of entering
                                          into a lease agreement.
TI Spent                                  The portion of committed tenant
improvements which have been spent
                                          by the Company.
Total Market Capitalization               As of the date calculated, the sum of
(a) the product obtained by
                                          multiplying the total fully converted
number of shares of the Common
                                          Stock of the Company then
outstanding, by the price per share; plus (b)
                                          the Company's Debt as set forth on
the most recent financial statements.
Turnover Rate                             The percentage of multifamily units
that became available for rent
                                          during the 12-month period ending on
the date of this report.

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